UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 18, 2015

THE MACERICH COMPANY

(Exact name of registrant as specified in its charter)

MARYLAND	1-12504	95-4448705
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Wilshire Boulevard, Suite 700, Santa Monica, California 90401

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (310) 394-6000

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 16, 2015, the Board of Directors (the “Board”) of The Macerich Company, a Maryland corporation (the “Company”), authorized a dividend of one preferred share purchase right (a “Right”) payable on March 30, 2015, for each outstanding share of common stock, par value $0.01 per share (the “Common Shares”), outstanding on March 30, 2015 (the “Record Date”) to the stockholders of record at the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series E Preferred Stock, par value $0.01 per share (the “Preferred Shares”), of the Company, at a price of $275.00 (the “Purchase Price”), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the “Rights Agreement”; capitalized terms used in this Item 1.01 but not otherwise defined shall have the meanings set forth in the Rights Agreement), dated as of March 17, 2015, between the Company and Computershare Trust Company, N.A., as Rights Agent.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Shares, and no separate certificates representing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), (i) the Rights will trade with and only with the Common Shares, (ii) new Common Share certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any Common Shares outstanding as of the Record Date, even without such notation or a copy of a summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares.

The Rights would separate and begin trading separately from the Common Shares, and separate Right Certificates would be mailed to holders of record of the Common Shares as of the close of business on the earlier to occur of (i) the close of the 10th business day after the public announcement (or after the Board becomes aware) that a Person (as defined in the Rights Agreement) or group of affiliated or associated persons has acquired Beneficial Ownership (as defined below) of 10% or more of the outstanding Common Shares (an “Acquiring Person”) (or a later date within twenty days of such announcement or the Board’s awareness if the Board determines by such 10th business day to effect an “exchange” (as discussed below) and determines that a later date is advisable) or (ii) the close of the 10th business day (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a person or group of 10% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”).

An Acquiring Person does not include:

(i)             the Company,

(ii)          any subsidiary of the Company,

(iii)       any employee benefit plan of the Company or of any Subsidiary of the Company,

(iv)      any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Shares for or pursuant to the terms of any such employee benefit plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company,

(v)         the trustee or any beneficiaries of the trust created pursuant to subparagraph (b)(1) of Article EIGHTH of the Company’s charter in respect of the Excess Stock (as defined in the Company’s charter),

(vi)      any Person who has been permitted by the Board of the Company (or a committee thereof) to Beneficially Own 10% or more of the Common Shares of the Company then outstanding by means of a written waiver or agreement, provided, that (x) such Person does not Beneficially Own Common Shares above such permitted percentage and complies in all material respects with the terms and the conditions of such waiver or agreement and (y) such waiver or agreement remains in full force and effect, and

(vii)   any Person who or which, at the Close of Business on the Record Date, is a Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding, other than a Person who or which is not an Affiliate or Associate of the Beneficial Owner on the Record Date and who or which subsequently becomes an Affiliate or Associate of such Beneficial Owner without the prior written approval of the Board (a “Grandfathered Stockholder”); provided, however, that if a Grandfathered Stockholder becomes, after the Record Date, the Beneficial Owner of any additional Common Shares (in the case of any Person in clause (vi), any additional Common Shares above the percentage permitted by the Board of the Company (or a committee thereof)) (other than Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person) at any time such that the Grandfathered Stockholder is or thereby becomes the Beneficial Owner of 10% or more of the Common Shares then outstanding (or such other percentage as would otherwise result in such Person becoming an Acquiring Person), then such Grandfathered Stockholder shall be deemed an Acquiring Person; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 10%, such Grandfathered Stockholder shall no longer be considered a Grandfathered Stockholder and this clause (viii) shall have no further force or effect with respect to such Grandfathered Stockholder.

For the purposes of calculating an Acquiring Person’s Beneficial Ownership percentage, Common Shares that such Acquiring Person, its Affiliate(s) or Associate(s) acquire(s) or attempt(s) to acquire in violation of Article EIGHTH of the Company’s charter shall be included, even if converted into Excess Stock or transferred to a trust, in the numerator for purposes of such calculation and deemed as Beneficially Owned by such Acquiring Person or its Affiliate(s) or Associate(s).

“Beneficial Ownership” includes (i) any securities such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, (ii) except under limited circumstances, securities such Person or any such Person’s Affiliates or Associates has the right to acquire or vote pursuant to any agreement, arrangement or understanding, (iii) any securities which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates is acting in concert with or has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities of the Company or for the purpose of obtaining, changing or influencing the control of the Company and (iv) any securities which are the subject of, or the reference securities for, or that underlie, any derivative securities (as defined under Rule 16a-1 under the Securities Exchange Act of 1934) that increase in value as the value of the underlying equity increases of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing the derivative interest as being subject to be acquired upon the exercise or settlement of the derivative interest or as the basis upon which the value or settlement amount of such derivative interest is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which the derivative interest relates. (“Beneficial Owner” is similarly defined.)

The Rights are not exercisable until the Distribution Date. The Rights will expire at the 2016 annual stockholders meeting unless the Rights are earlier redeemed or exchanged by the Company as described below.

As long as the Rights are attached to the Common Shares, the Company will issue one Right with each newly issued Common Share so that all outstanding Common Shares will have Rights attached.

In addition, on the Distribution Date, proper provision will be made by the Company to provide each holder (other than the Company) of partnership units of The Macerich Partnership, L.P. and MACWH, LP, with such number of Rights, represented by Right Certificates, as would have been issued to such holder as if such holder had exchanged all such holder’s partnership units for Common Shares pursuant to the terms and conditions of the agreement of limited partnership of each partnership immediately prior to the Distribution Date.

Exempt Persons

The Board (or a committee thereof) may determine that a Person is exempt from the Rights Agreement (an “Exempt Person”).  However, no Person shall qualify as an Exempt Person unless such determination is made prior to such time as any Person becomes an Acquiring Person. In addition, any Person will cease to be an Exempt Person if the Board (or a committee thereof) makes a contrary determination with respect to such Person regardless of the reason therefor.

Flip-In Event

If a person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions, the “Flip-in Event”), the Rights will become exercisable for Common Shares (or, in certain circumstances, preferred shares or other similar securities of the Company) having a value equal to two times the Exercise Price of the Right. Upon a Flip-in Event, if the Rights are or were at any time on or after the date of such event acquired or beneficially owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights will become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.  Effectively, only Rights holders other than the Acquiring Person and certain transferees of the Acquiring Persons can purchase Common Shares at below market price, therefore transferring value from the Acquiring Person to the other Rights holders and diluting the voting percentage of the Acquiring Person.

After a Flip-in Event, if the Board of the Company so elects, the Company shall deliver upon payment of the Exercise Price of a Right an amount of cash or securities equivalent in value to the Common Shares issuable upon exercise of a Right; provided that, if the Company fails to meet such obligation within 30 days following the date a Person becomes an Acquiring Person, the Company must deliver, upon exercise of a Right but without requiring payment of the Exercise Price then in effect, Common Shares (to the extent available) and cash equal in value to the excess of the value of the Common Shares otherwise issuable upon the exercise of a Right over the Exercise Price then in effect. The Board may extend the 30-day period described above by up to an additional 60 days to permit the taking of action that may be necessary to authorize sufficient additional Common Shares to permit the issuance of Common Shares upon the exercise in full of the Rights.

Flip-Over

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) 50% or more of its consolidated assets or Earning Power (as defined in the Rights Agreement) are sold, then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Exercise Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the Exercise Price of the Right.

Exchange

At any time after any Person becomes an Acquiring Person and, to the extent required by Maryland law, prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, the Board of the Company may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per one one-thousandth of a Preferred Share (subject to adjustments).

An exchange serves as an alternative to relying on individual stockholders’ exercise of Rights, avoids bringing in excessive cash proceeds upon an exercise of the Rights, and removes overhang over the Company’s Common Shares.  Depending on the level of market price of Common Shares versus the Exercise Price, an exchange can be more or less dilutive to an Acquiring Person.

Redemption

At any time prior to the time any Person becomes an Acquiring Person, the Board of the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board without the consent of the holders of the Rights, except that from and after such time as any Person becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Adjustment

The Exercise Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular quarterly cash dividends or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Stock

Each one one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation amounts as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.  These rights are protected by customary anti-dilution provisions.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company solely by virtue of holding the Right, including, without limitation, the right to vote or to receive dividends.

Certain Takeover Defense Effects

The Rights will not prevent a takeover of the Company. However, the Rights may cause substantial dilution to a Person or group that acquires 10% or more of the outstanding Common Shares. The Rights however, should not interfere with any merger or other business combination approved by the Board.

Further Information

A copy of the Rights Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by this reference. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information set forth in Items 1.01 and 5.03 is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on March 17, 2015, the Company filed Articles Supplementary for Series E Preferred Stock with the State Department of Assessments and Taxation of Maryland. See the description set forth under Item 1.01 for a more complete description of the rights and preferences of the Series E Preferred Stock. A copy of the Articles Supplementary for Series E Preferred Stock is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On March 17, 2015, the Company issued a press release announcing, among other things, the adoption of the Rights Agreement and the declaration of a dividend of one preferred share purchase right on each outstanding share of the Company’s common stock. A copy of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.1	Articles Supplementary for Series E Preferred Stock of The Macerich Company, as filed with the State Department of Assessments and Taxation of Maryland on March 17, 2015.

Exhibit 4.1

Rights Agreement, dated March 17, 2015, between The Macerich Company and Computershare Trust Company, N.A., as Rights Agent, which includes the Form of Articles Supplementary for Series E Preferred Stock as Exhibit A, the Form of Rights Certificate as Exhibit B, and the Summary of Rights as Exhibit C.

Exhibit 99.1	Press Release dated March 17, 2015 relating to The Macerich Company’s adoption of the Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Macerich Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MACERICH COMPANY

March 18, 2015
Date	By:	Thomas J. Leanse
/s/ Thomas J. Leanse
Senior Executive Vice President,
Chief Legal Officer and Secretary